ROYAL ALOHA DEVELOPMENT COMPANY
                        1505 Dillingham Plaza, Suite 212
                             Honolulu, Hawaii 96817

 Telephone: (808) 847-8050 - Facsimile: (808) 841-5467 - E-mail: rade@rave.com



                                  May 8, 1998

Yvonne Atkinson Gates, Chair
Clark County Commission
500 South Grand Central Parkway
Sixth Floor
Las Vegas, Nevada 89155-1111

Dear Madam Chair:

SUBJECT: ASSESSORS PARCEL NUMBER 162-09-806-010

Royal Aloha Vacation Club wishes to submit a bid to purchase the one-half acre parcel owned by Clark County that lies adjacent to our property located at the Northeast corner of Desert Inn Road and Debbie Reynolds Drive.

We wish to submit a bid of $265,000 for the parcel.

Enclosed is our check in the amount of $13,250 representing 5 percent of the bid price submitted as outlined in your notice of auction.

                                     Aloha,

                                     ROYAL ALOHA DEVELOPMENT COMPANY

                                     /s/ Jack R. Corteway, RRP

                                     Jack R. Corteway, RRP
                                     President and Chief Executive Officer

JC:pgo

                     A Royal Aloha Vacation Club Subsidiary